                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ----------

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 13, 1998


                       PRODUCTION RESOURCE GROUP, L.L.C.
            (Exact name of Registrant as Specified in its Charter)

    Delaware               333-46235                      14-1786937
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction
 of Formation)


539 Temple Hill Road, New Windsor, New York                             12553
 (Address of Principal Executive Offices)                             (Zip Code)

                                (914) 567-5700
             (Registrant's Telephone Number, Including Area Code)

Explanatory Note


The Current Report on Form 8-K of Production Resource Group, L.L.C. (the "Company" or "PRG"), initially filed with the Securities and Exchange Commission (the "Commission") on August 27, 1998 is hereby amended by this Form 8-K/A so as to comply with Item 7 of Form 8-K and the provisions of Rule 3-05 of Regulation S-X. The Form 8-K filed on August 27, 1998 reported, in
Item 2 thereof, the acquisition on August 13, 1998 of Signal Perfection, Ltd. ("SPL"). The consolidated historical financial statements for the most recent two fiscal years preceding the acquisition of SPL have been included in this Form 8-K/A. The pro forma effects of the acquisition of SPL on the Company's financial position at June 30, 1998 and its results of operations for the six months ended June 30, 1998 and for the most recent fiscal year are also presented in this Form 8-K/A.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(a) Financial Statements of Businesses Acquired


SPL was acquired by the Company on August 13, 1998. The audited consolidated financial statements of SPL, as of February 28, 1998 and 1997 and for the years then ended and the related Report of Independent Auditors are located at Addendum I.


(b) Pro Forma Financial Information


Pro forma combined balance sheet as of June 30, 1998 and pro forma combined statements of operations for the six month period ended June 30, 1998 and for the most recent fiscal year are located at Addendum II.


(c) Exhibits

10.12 Acquisition Agreement dated August 13, 1998 among Signal Perfection,
Ltd. William E. Parry, Chad M. Gillenwater, Sr., Frederick H. Curdts, Philip DiPaula, Donald Alberg and the Company. (incorporated by reference from Form 8-K filed on August 27, 1998)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRODUCTION RESOURCE GROUP, L.L.C.

October 27, 1998                     By /s/ Robert A. Manners

-----------------                    ---------------------
Date                                 Robert A. Manners
                                     Sr. Vice President Business Affairs
                                     and General Counsel

Addendum I.

                        Report of Independent Auditors

Board of Directors
Signal Perfection, Ltd.


We have audited the accompanying consolidated balance sheets of Signal Perfection, Ltd. and affiliate as of February 28, 1998 and 1997 and the related consolidated statements of income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Signal Perfection, Ltd. and affiliate at February 28, 1998 and 1997, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


October 2, 1998
Baltimore, Maryland
                                             ERNST & YOUNG LLP

                            Signal Perfection, Ltd.

                          Consolidated Balance Sheets

                                                           February 28
                                                       1998            1997
                                                   ---------------------------
Assets
Current assets:

   Cash and cash equivalents                       $  564,050       $  695,506
   Marketable securities available-for-sale            64,877             --
   Accounts receivable                              3,039,135        1,744,528
   Unbilled receivables                               554,055          270,380
   Retention                                          257,727          159,918
   Prepaid income taxes                                  --             65,995
   Note receivable                                     34,110           54,110
   Other current assets                                  --              1,747
                                                   ---------------------------
Total current assets                                4,513,954        2,992,184

Property and equipment                                852,696          818,427
                                                   ---------------------------
Total assets                                       $5,366,650       $3,810,611
                                                   ===========================

See accompanying notes.


                                                                             February 28
                                                                        1998             1997
                                                                     ---------------------------
Liabilities and shareholders' equity
Current liabilities:

   Accounts payable and accrued expenses                             $1,365,770       $  700,920
   Current maturities of long-term debt                                    --             29,984
   Current maturities of notes debt payable to related parties             --             24,146
   Deferred revenue                                                     381,257           87,866
   Income taxes payable                                                 684,227             --
   Deferred income taxes                                                502,980          806,930
                                                                     ---------------------------
Total current liabilities                                             2,934,234        1,649,846

Deferred income taxes                                                    15,855           10,178
Long-term debt                                                             --            533,681
Notes payable to related parties                                           --            125,000

Shareholders' equity
   Common stock, no par value, 7000 shares authorized;
       6,700 issued and outstanding                                      77,236           77,236
   Retained earnings                                                  2,334,152        1,414,670
   Unrealized gain on securities available-for-sale                       5,173             --
                                                                     ---------------------------
Total shareholders' equity                                            2,416,561        1,491,906
                                                                     ---------------------------
Total liabilities and shareholders' equity                           $5,366,650       $3,810,611
                                                                     ===========================


                            Signal Perfection, Ltd.

                       Consolidated Statements of Income

                                     Year ended February 28
                                     1998             1997
                                 -----------------------------
Revenue:

   Contract revenue              $14,044,561       $ 9,851,481
   Equipment sales                   405,722           205,814
   Other                              63,796            48,540
                                 -----------------------------
Total revenue                     14,514,079        10,105,835

Direct expenses                   11,188,732         8,040,532
                                 -----------------------------
Gross margin                       3,325,347         2,065,303

General and administrative         1,793,917         1,267,163
                                 -----------------------------
Income before income taxes         1,531,430           798,140
Income tax provision                 611,948           323,362
                                 -----------------------------
Net income                       $   919,482       $   474,778
                                 =============================

See accompanying notes.

                            Signal Perfection, Ltd.

                Consolidated Statements of Shareholders' Equity



                                                                              Unrealized Gain on             Total
                                                  Common        Retained     Securities Available         Shareholders'
                                      Shares       Stock        Earnings           for Sale                  Equity
                                      ---------------------------------------------------------------------------------
Balance at February 29, 1996          6,700     $   77,236     $  939,892       $     --                  $1,017,128

   1997 net income                     --             --          474,778             --                     474,778
                                      ---------------------------------------------------------------------------------
Balance at February 28, 1997          6,700         77,236      1,414,670             --                   1,491,906

   1998 net income                     --             --          919,482                                    919,482
   1998 Unrealized gain                --             --             --            5,173                       5,173
                                      --------------------------------------------------------------------------------
Balance at February 28, 1998          6,700     $   77,236     $2,334,152       $  5,173                  $2,416,561
                                      ================================================================================



See accompanying notes.

                            Signal Perfection, Ltd.

                     Consolidated Statements of Cash Flows

                                                                         Year ended February 28
                                                                         1998              1997
                                                                     ------------------------------
Operating activities
Net income                                                           $   919,482        $   474,778
   Adjustments to reconcile net income to net cash provided by operating activities:

       Depreciation                                                       43,113             46,962
       Deferred income taxes                                            (298,273)           160,202
       Loss on disposal of equipment                                       3,217               --
       Changes in operating assets and liabilities:
         Accounts receivable                                          (1,294,607)          (586,564)
         Unbilled receivables                                           (283,675)          (155,255)
         Retention                                                       (97,809)           174,161
         Prepaid income taxes                                             65,995            161,539
         Other current assets                                              1,747              8,462
         Accounts payable and accrued expenses                           664,850            411,717
         Income taxes payable                                            684,227               --
         Deferred revenue                                                293,391           (162,667)
                                                                     ------------------------------
Net cash provided by operating activities                                701,658            533,335
Investing activities
Notes originated                                                            --              (45,000)
Payments on notes receivable                                              20,000               --
Purchases of marketable securities                                       (59,704)              --
Proceeds from sale of assets                                              10,000               --
Purchase of property and equipment                                       (90,599)           (55,631)
                                                                     ------------------------------
Net cash used in investing activities                                   (120,303)          (100,631)

Financing activities
Issuance of long-term debt                                                  --               20,000
Repayments of long-term debt                                            (563,665)           (63,190)
Repayments of notes payable to related parties                          (149,146)           (23,121)
                                                                     ------------------------------
Net cash used in financing activities                                   (712,811)           (66,311)
                                                                     ------------------------------

Increase (decrease) in cash and cash equivalents                        (131,456)           366,393
Cash and cash equivalents at beginning of year                           695,506            329,113
                                                                     ------------------------------
Cash and cash equivalents at end of year                             $   564,050        $   695,506
                                                                     ==============================

See accompanying notes.

                            Signal Perfection, Ltd.

                  Notes to Consolidated Financial Statements

                          February 28, 1998 and 1997

1. Summary of Significant Accounting Policies

Description of Business

Signal Perfection, Ltd. (the "Company") was incorporated in Maryland in February, 1992. The Company is engaged in the design, implementation and servicing of audio/visual and other low voltage electronic systems at large facilities throughout the United States.

Basis of Consolidation

The consolidated financial statements include the accounts of the Company and its affiliate, CWF, LLC. CWF, LLC is a special purpose entity formed in 1998 by the shareholders of the Company to own the land and building currently utilized in the Company's operations. EITF 96-21, Implementation Issues In Accounting For Leasing Transactions involving Special-Purpose Entities, requires the consolidation of special-purpose entities. Intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk

The Company performs credit evaluations of the financial condition of all new customers. Collateral for the services performed varies from contract to contract. Approximately 85% of all customers pay on average 5% of the contract as collateral. Receivables are generally due within 30 days.

                            Signal Perfection, Ltd.

1. Summary of Significant Accounting Policies (continued)

Accounting for Contracts

Contracts generally are performed under fixed price arrangements. The lengths of the Company's contracts vary but are normally less than one year. Revenues are recognized on contracts as services are performed.

Provisions for estimated losses on uncompleted contracts are recorded in the period in which such losses are determined.

The asset, unbilled receivables, represents contract costs incurred to date and estimated earned contract gross profit, in excess of amounts billed. The liability, deferred revenue, represents amounts billed in excess of contract costs incurred to date and estimated contract gross profit.

Marketable Securities Available for Sale

The Company maintains investments in stock and mutual funds that are classified as available-for-sale investments and recorded at fair market value. Unrealized gains and losses are reported in a separate component of shareholders' equity. Realized gains and losses are included in other income. Interest and dividends are included in other income.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

Income Taxes

Income taxes are calculated using the liability method which requires the recognition of deferred tax liabilities and assets based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

                            Signal Perfection, Ltd.

2.  Marketable Securities

On February 28, 1998, available-for-sale securities consisted of the following:

                                                        Gross         Estimated
                                                      Unrealized        Fair
                                         Cost           Gains           Value
                                       ---------------------------------------
Stocks                                 $ 5,958         $   455         $ 6,413
Mutual funds                            53,746           4,718          58,464
                                       ---------------------------------------
                                       $59,704         $ 5,173         $64,877
                                       =======================================

3. Costs and Estimated Earnings on Uncompleted Contracts

The status of uncompleted contracts is as follows:

                                                   1998                1997
                                                ------------------------------
Costs incurred on uncompleted contracts         $ 4,010,846        $ 7,019,414
Estimated earnings                                1,302,382          2,089,404
Less:  Billings to date                          (5,140,430)        (8,926,304)
                                                ------------------------------
                                                $   172,798        $   182,514
                                                ==============================

Included in the balance sheet under the
following captions are:
    Unbilled receivables                        $   554,055        $   270,380
    Deferred revenue                               (381,257)           (87,866)
                                                ------------------------------
                                                $   172,798        $   182,514
                                                ==============================

                            Signal Perfection, Ltd.

4. Property and Equipment

The components of property and equipment are as follows:

                                   1998             1997
                                 -------------------------
Land                             $130,000         $130,000
Building                          639,522          639,522
Furniture and equipment           121,885          107,240
Vehicles                           75,954           54,647
                                 -------------------------
                                  967,361          931,409
Accumulated depreciation          114,665          112,982
                                 -------------------------
                                 $852,696         $818,427
                                 =========================

5. Long-Term Debt

Long-term debt consisted of the following:


                                                                       1998           1997
                                                                    ------------------------
Mortgage payable to bank secured by the building and land,
   bearing interest at 8.5% maturing in September 2015. Paid
   in full in February 1998.                                        $      --       $533,971
Note payable to bank secured by a vehicle, bearing
   interest at 8.11%, maturing in February
   2000. Paid in full in February 1998.                                    --         18,421
Note payable to a financing company secured by a vehicle,
   bearing interest at 9.95%, maturing in February 1999.
   Paid in full in February 1998.                                          --         11,273
                                                                    ------------------------
                                                                           --        563,665

Less: current maturities                                                   --         29,984

                                                                    ------------------------
                                                                    $      --       $533,681
                                                                    ========================


Total interest paid and expensed in 1998 and 1997 was $64,360 and $62,066, respectively.

The Company has an unsecured operating line of credit arrangement with a bank, under which the Company may borrow up to $500,000.

                            Signal Perfection, Ltd.

6.  Notes Payable to Related Parties

Notes payable to related parties consisted of the following:


                                                                      1998          1997
                                                                 --------------------------
Notes payable to the officers of the Company bearing
interest at 10%                                                  $     --       $    20,346
Note payable to an officer bearing interest at 10%,
maturing in May 1997                                                   --             3,800
Subordinated notes payable to the officers of the Company
bearing interest at 10%                                                --           125,000
                                                                 --------------------------
                                                                       --           149,146
Less: current maturities                                               --            24,146
                                                                 ==========================
                                                                 $     --          $125,000
                                                                 ==========================


All related party notes were paid in full prior to February 28, 1998.

7. Income Taxes

The components of the income tax (benefit) provision are as follows:


                                1998               1997
                             ----------------------------
Current:
   Federal                   $ 745,240          $ 133,881
   State                       164,981             29,279
                             ----------------------------
                               910,221            163,160

Deferred:
   Federal                    (244,210)           131,165
   State                       (54,063)            29,037
                             ----------------------------
                              (298,273)           160,202
                             ----------------------------
                             $ 611,948          $ 323,362
                             ============================


Total income taxes paid in 1998 and 1997 were $160,000 and $233,412, respectively.

                            Signal Perfection, Ltd.

7. Income Taxes (continued)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities are as follows:

                                                        1998             1997
                                                      -------------------------
Deferred tax liabilities:
   Use of completed contract method to recognize
   revenue for tax purposes                           $502,980         $806,930
Tax over book depreciation                              15,855           10,178
                                                      -------------------------
                                                      $518,835         $817,108
                                                      =========================

8.  Year 2000 Issue (unaudited)

The Company has developed a plan to modify its information technology to be ready for the year 2000 and has begun converting critical data processing systems. The Company currently expects the project to be substantially completed by 1999. The Company does not expect this project to have a significant effect on operations.

Addendum II.

Pro Forma Combined Financial Information

In 1997 and 1998, PRG completed the following additional acquisitions (collectively referred to as "Other Acquisitions"):

         In June 1997, PRG acquired substantially all the assets and assumed certain liabilities of Design Dynamics, Inc. ("DDE").

         In August 1997, PRG acquired substantially all the assets and assumed certain liabilities of five companies operating under the name of Bash
          ("Bash").


         In January 1998, PRG acquired substantially all the assets and assumed certain liabilities of Pro-Mix, Inc. ("Pro-Mix").

         In June 1998, PRG acquired Light and Sound Designs Holdings Limited ("Holdings"). In addition, PRG acquired substantially all the assets and assumed certain liabilities of Production Arts Lighting Inc. and affiliated companies (collectively "Production Arts").

         In July 1998, PRG acquired substantially all the assets and assumed certain liabilities of CBE Events and Exhibits, Inc. ("CBE").

In December 1997, PRG issued $100,000,000 of Senior Subordinated Notes (the "Offering"). The proceeds from the Offering were used to repay existing bank indebtedness, to purchase the net assets of Pro-Mix and for working capital requirements.


The following unaudited pro forma combined statements of operations for the six month period ended June 30, 1998 and for the year ended December 31, 1997 give effect to the SPL acquisition, Other Acquisitions and the Offering. In addition they are based on the historical financial statements of the Company, SPL and the Other Aquisitions. The financial statements for Holdings are for the year ended March 31, 1998 and for the period January 1, 1998 to June 19, 1998. The historical results of operations of Holdings have been adjusted to conform to generally accepted accounting principles of the United States and have been translated into United States Dollars based upon appropriate exchange rates. The historical results of operations of SPL are for the year ended February 28, 1998 and for the six months ended June 30, 1998. The unaudited pro forma combined statement of operations give effect to the combinations under the purchase method of accounting.


The unaudited pro forma combined balance sheet as of June 30, 1998 reflects the effect of the acquisition of SPL and CBE on the Company's balance sheet. The effect of the acquisitions of Pro-Mix, Holdings and Production Arts, which closed on January 2, June 19 and June 30, 1998, respectively, was reflected in the Company's June 30, 1998 balance sheet which was included in the Form 10-Q filed for such period.


The unaudited pro forma combined statements of operations have been prepared by the management of the Company, SPL and the Other Acquisitions based upon historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the combined results of operations or financial position which would have been achieved had the transactions described above taken place at the dates indicated and should not be construed as representative of the Company's combined financial position or combined results of operations for any future date or period. The pro forma combined statements of operations should be read in conjunction with (i) the Company's historical financial statements and notes contained in the Company's registration statement on Form S-4 and the Company's quarterly report on Form 10-Q and (ii) the historical financial statements of SPL and the Other Acquisitions contained in Forms 8-K filed by the Company in connection with its various acquisitions.

                       PRODUCTION RESOURCE GROUP, L.L.C.
             Unaudited Pro Forma Combined Statement of Operations
                         Year ended December 31, 1997
                               ($ In thousands)


                                                                          PRG                 OTHER                    SPL
                                                                                            ACQUISITIONS
                                                                  ------------------------------------------------------------------

Revenues                                                          $             75,180  $             98,225  $            14,514
Direct production expenses:
   Direct production costs                                                      46,131                53,699               11,189
   Depreciation expense                                                          6,181                 7,067                   --
                                                                  ------------------------------------------------------------------
                                                                                52,312                60,766               11,189
                                                                  ------------------------------------------------------------------
Gross profit                                                                    22,868                37,459                3,325


Selling, general and administrative expenses                                    16,185                23,965                 1,687
Other depreciation and amortization                                              2,182                 1,091                    43
Non recurring compensation expense                                               2,125                    --                    --
                                                                  ------------------------------------------------------------------
Operating profit                                                                 2,376                12,403                 1,595


Interest expense                                                                3,956                   724                    64
Interest (income)                                                                (117)                  (82)
                                                                  ------------------------------------------------------------------
Income (loss) from continuing operations before income taxes,
extraordinary item and  minority interest                                      (1,463)               11,761                 1,531

Provision for income taxes                                                        392                 1,590                   612
                                                                  ------------------------------------------------------------------
Income (loss) from continuing operations                                       (1,855)               10,171                   919

Discontinued operations:
    Loss from operations of discontinued
        Themed Attraction Permanent Installation Business                      (5,302)                   --                    --
                                                                  ------------------------------------------------------------------
Income (loss) before minority interest and extraordinary item                  (7,157)               10,171                   919
Minority interest
Extraordinary item                                                               (614)                   --



                                                                  --------------------- --------------------- ----------------------
Net income (loss)                                                 $                     $                     $
                                                                               (7,771)               10,171                   919
                                                                  ==================================================================




                                                                      OTHER ACQUISITIONS         SPL PRO FORMA            PRO FORMA
                                                                    PRO FORMA ADJUSTMENTS         ADJUSTMENTS              COMBINED
                                                                  ------------------------------------------------------------------
Revenues                                                          $                              $                       $  187,919
Direct production expenses:
   Direct production costs                                                                                                  111,019
   Depreciation expense                                                                                                      13,248

                                                                  -----------------------------------------------------------------
                                                                                                                            124,267
Gross profit                                                      -----------------------------------------------------------------
                                                                                                                             63,652

Selling, general and administrative expenses
Other depreciation and amortization                                            (1)   (887)                                   40,950
Non recurring compensation expense                                             (2)  1,154              (6)    193             4,663
                                                                               (3) (2,125)                                       --
Operating profit                                                  -----------------------------------------------------------------
                                                                                    1,858                    (193)           18,039

Interest expense
Interest (income)                                                              (4) 10,456              (7)    540            15,740
                                                                                                                               (199)
Income (loss) from continuing operations before income taxes,     -----------------------------------------------------------------
extraordinary item and  minority interest                                          (8,598)                   (733)            2,498

Provision for income taxes
                                                                                                                              2,594
Income (loss) from continuing operations                          -----------------------------------------------------------------
                                                                                   (8,598)                   (733)              (96)
Discontinued operations:
    Loss  from operations of discontinued
        Themed Attraction Permanent Installation Business                                                                    (5,302)
                                                                  -----------------------------------------------------------------
Income (loss) before minority interest and extraordinary item                      (8,598)                   (733)           (5,398)
Minority interest                                                              (5)   (126)                                     (126)
Extraordinary item                                                                                                             (614)
                                                                  -----------------------------------------------------------------
Net income (loss)                                                 $                (8,724)    $              (733)  $
                                                                                                                             (6,138)
                                                                  =================================================================

Other Acquisitions
------------------

1. To reflect the reduction in certain executive compensation of $12,000, $495,000 and $380,000 from historical levels to amounts payable under employment contracts entered into in connection with the acquisitions of the net assets of Design Dynamics, Bash and Pro-Mix respectively.


2. To record the estimated increase in goodwill amortization as follows:


         Acquisition                Amortization Period        Amount
         -----------                -------------------        ------
         DDE                        15 years                  $   84,000
         Bash                       15 years                  $  484,000
         Pro-Mix                    25 years                  $   44,000
         Holdings                   25 years                  $  300,000
         Production Arts            25 years                  $  195,000
         CBE                        15 years                  $   47,000
                                                              ----------
                                                              $1,154,000
                                                              ==========

3. To eliminate non-recurring compensation expense paid to the two shareholders of Bash and a shareholder of Design Dynamics upon their execution of employment agreements with the Company.

4. Reflects adjustments to interest expense as follows.


         Interest on Senior Subordinated Notes                                  $11,500,000
         Elimination of interest expense on credit facility indebtedness         (3,551,000)
         Elimination of interest expense related to acquisitions                   (360,000)
         Amortization of deferred financing costs related to Offering of Notes      370,000
         Interest expense on borrowings to fund acquisitions                      2,497,000
                                                                                -----------
                                                                                $10,456,000
                                                                                ===========

5. To record minority interest related to the Holdings acquisition for the period.

SPL Acquisition
---------------

6. To record the estimated goodwill amortization attributable to the acquisition. Goodwill for SPL is being amortized over twenty five years.


7. To record the estimated effect of the interest expense on borrowings incurred by PRG to fund the acquisition of SPL.

                       PRODUCTION RESOURCE GROUP, L.L.C.
             Unaudited Pro Forma Combined Statements of Operations
                               ($ In thousands)


                                                                  PRG           OTHER ACQUISITIONS           SPL

                                                           FOR THE SIX MONTHS       FOR THE SIX          FOR THE SIX
                                                          ENDED JUNE 30, 1998       MONTHS ENDED        MONTHS ENDED
                                                                                    JUNE 30, 1998       JUNE 30, 1998
                                                          --------------------------------------------------------------

Revenues                                                  $             55,365  $            32,285   $            9,514

Direct production expenses:
   Direct production costs                                              32,548               19,534                7,408
   Depreciation expense                                                  4,761                2,269                   --
                                                          --------------------------------------------------------------
                                                                        37,309               21,803                7,408
                                                          --------------------------------------------------------------
Gross profit                                                            18,056               10,482                2,106

Selling, general and administrative expenses                            13,463                6,292                1,365
Other depreciation and amortization                                      2,247                  139                   23
                                                          --------------------------------------------------------------
Operating profit                                                         2,346                4,051                  718


Interest expense                                                         6,233                  192                   27
Interest (income)                                                         (433)                 (11)
                                                          --------------------------------------------------------------
Income (loss) before income taxes and minority interest                 (3,454)               3,870                  691

Provision for income taxes                                                 193                  497                  283
                                                          --------------------------------------------------------------
Income (loss) before minority interest                                  (3,647)               3,373                  408

Minority interest                                                          (11)
                                                          --------------------------------------------------------------
Net income (loss)                                         $             (3,658) $             3,373   $              408
                                                          ==============================================================



                                                             OTHER ACQUISITIONS            SPL PRO FORMA              COMPANY PRO
                                                            PRO FORMA  ADJUSTMENTS          ADJUSTMENTS                  FORMA
                                                      ---------------------------------------------------------------------------
Revenues                                              $                              $                         $          97,164
Direct production expenses:
   Direct production costs                                                                                                59,490
   Depreciation expense                                                                                                    7,030
                                                      ---------------------------------------------------------------------------

                                                                                                                          66,520
                                                      ---------------------------------------------------------------------------
Gross profit                                                                                                              30,644

Selling, general and administrative expenses                                                                              21,120
Other depreciation and amortization                                  (8)   259               (10)    96                    2,764
                                                      ---------------------------------------------------------------------------
Operating profit                                                                                    (96)                   6,760


Interest expense                                                     (9) 1,200               (11)   288                    7,940
Interest (income)                                                                                                           (444)
                                                      ---------------------------------------------------------------------------
Income (loss) before income taxes and minority intere                   (1,459)                    (384)                    (736)

Provision for income taxes                                                                                                   973
                                                      ---------------------------------------------------------------------------
Income (loss) before minority interest                                  (1,459)                    (384)                  (1,709)

Minority interest                                                          (21)                                              (32)
                                                      ---------------------------------------------------------------------------
Net income (loss)                                                    $  (1,480)                    (384)       $          (1,741)
                                                      ===========================================================================


8. To record the estimated goodwill amortization attributable to the acquisitions of Holdings, Production Arts and CBE.


9. To record the estimated effect of interest expense on borrowings incurred by the Company to fund the acqusitions of Holdings, Production Arts and CBE.


10. To record the estimated goodwill amortization attributable to the acquisition of SPL. Goodwill is amortized over a period of twenty five years for SPL.


11. To record the estimated effect of interest expense on borrowings incurred by the Company to fund the acquisition of SPL.

                       PRODUCTION RESOURCE GROUP, L.L.C.
                  Unaudited Pro Forma Combined Balance Sheet
                                 June 30, 1998
                               ($ In thousands)



                                                         PRG          CBE            SPL
                                                       June 30,      June 30,      June 30,      Pro Forma     Company Pro
                                                        1998          1998           1998       Adjustments       Forma
                                                      ------------------------------------------------------------------
Assets:
Current assets:
     Cash and cash equivalents                        $  16,631     $     771     $     398 (14) $    208      $  18,008
     Accounts Receivable -  net                          26,240         1,930         3,106                       31,276
     Unbilled receivables                                                             1,015                        1,015
     Inventories                                          9,481          --             472                        9,953
     Other current asset                                  3,215            54           376                        3,645
                                                      ------------------------------------------------------------------
Total current assets                                     55,567         2,755         5,367           208         63,897

Property and equipment - net                             76,060           151           105  (14)     (44)        76,272

Goodwill - net                                           28,099          --            --    (12)   5,240         33,339
Other assets                                             10,251            10           774  (14)    (774)        10,261
                                                      ------------------------------------------------------------------
Total assets                                          $ 169,977     $   2,916     $   6,246      $  4,630      $ 183,769
                                                      ==================================================================

Liabilities and Members' Equity

Current liabilities
     Current portion of long-term debt                $     317     $       8     $    --        $             $     325
     Accounts payable                                    15,500           492         2,111                       18,103
     Payoll and sales taxes payable                       2,716            62            81                        2,859
     Deferred revenue                                     5,708          --            --                          5,708
     Other current liabilities                            8,609            91           451  (14)     (91)         9,060
                                                      ------------------------------------------------------------------
Total current liabilities                                32,850           653         2,643           (91)        36,055

Long-term debt

     Senior Subordinated Notes                          100,000          --            --                        100,000
     Credit Facilities                                   32,338          --            --    (13)   9,770         42,108
     Other long-term debt                                 3,634            11           600  (14)    (600)         3,645

Minority interest                                           791          --            --                            791

Members' equity                                             364          --            --    (14)     806          1,170
Common stock                                               --               1            77  (14)     (78)          --
Additional paid-in-capital                                 --              23                (14)     (23)          --
Retained Earnings                                          --           2,228         2,926  (14)  (5,154)          --
                                                      ------------------------------------------------------------------
                                                      $ 169,977     $   2,916     $   6,246     $   4,630      $ 183,769
                                                      ==================================================================



12. To record the estimated goodwill attributable to the acquisitions of CBE ($701,000) and SPL ($4,539,000).


13. To record the additional borrowings incurred to fund the acquisitions of CBE ($3,000,000) and SPL ($6,770,000).


14. To adjust for certain assets not purchased and liabilities not assumed and to adjust memebers' equity for the acquisitions of CBE and SPL.